SCHEDULE OF PLAN DEFINED BENEFIT OBLIGATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Severance Payment Net
Present value of defined benefit obligation	$ 541	$ 563	$ 484
Fair value of plan assets	(374)	(376)	$ (325)
Total	167	187
Balance at beginning of year	563	484
Interest cost	10	12
Current service cost	39	41
Currency translation	(71)	38
Net actuarial gain (loss)		(13)
Balance at end of year	$ 541	$ 563